Exhibit 99.1

SMG Industries, Inc. Reports Record First Quarter 2023 Revenue Results of $20.86 Million, a 29% Increase Over Q1 2022, and Positive Adjusted EBITDA

HOUSTON, TX, May 17, 2023 (GLOBE NEWSWIRE) -- via NewMediaWire – SMG Industries, Inc. (“SMG” or the "Company") (OTCQB: SMGI), a growth-oriented transportation services company focused on the domestic infrastructure logistics market, today announced its unaudited consolidated revenues from operations for first quarter ended March 31, 2023, amounting to $20,869,763. This record revenue represents a 29% increase compared to the $16,181,053 reported in the comparable quarter Q1, 2022. The Company achieved positive Adjusted EBITDA, a non-GAAP measure, amounting to $1,083,610, continuing the upward trend resulting from increased revenues and firm pricing during the period. Additional information regarding Adjusted EBITDA, as well as a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure of net income (loss), is provided in the “Adjusted EBITDA Non-GAAP Net Income (Loss) Reconciliation Table” section below.

The improvement in first quarter ended March 31, 2023 compared to the first quarter 2022 was driven by continued growth in volumes and consistent price improvements in the Company’s Industrial Division, supported by increased demand for super heavy haul projects, infrastructure, and additional production hauling revenue lines. The Company’s brokerage business, known as 5J Logistics Services, also contributed solid operating revenues. The positive performance of Adjusted EBITDA in Q1 was attributed to consistent sales volume, increased asset usage, and improved diversification of higher-margin revenue lines within the industrial division, as well as ongoing cost- cutting measures.

Mr. Matt Flemming, Chairman of SMG, stated, "The Company continues to experience the benefits of higher activity levels from its customers and is reaping the rewards of its commitment to new end market diversification. Additionally, the Company remains actively engaged in seeking opportunities for acquisitions that are accretive to its business, as well as identifying non-cyclical revenue lines to sustain growth initiatives, enhance competitiveness, and increase its equipment fleet utilization.”

For more detailed financial results, management's discussion and analysis, and risk factors, please refer to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed on May 15, 2023.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to our financial condition, business strategies, growth opportunities, acquisitions, listing plans and objectives of management, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements, including, without limitation, those relating to our future business prospects, listing plans, financial condition and acquisitions, whenever they occur in this press release are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, among others, the risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

About SMG Industries, Inc.: SMG Industries is a growth-oriented transportation services company focused on the domestic infrastructure logistics market. Through several of the Company’s wholly-owned subsidiaries branded as the “5J Transportation Group,” it offers specialized heavy haul, super heavy haul, flatbed, brokerage, and drilling rig mobilization services. 5J’s engineered permitted jobs can support up to 500-thousand-pound loads including infrastructure cargo associated with bridge beams, wind energy, power generation components, compressors, refinery and construction equipment. SMG Industries is headquartered in Houston, Texas and has facilities in Floresville, Hempstead, Henderson, Houston, Odessa, Palestine, Victoria, Texas and Fort Mill, South Carolina. Read more at www.5J- Group.com and www.SMGIndustries.com

Source: SMG Industries, Inc. +1-713-955-3497

Contact:

Stan Abiassi – Market Street Capital, Inc.

stan@marketstreetcp.com

713-338-9415

SMG INDUSTRIES, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$313,595	$127,225
Restricted cash	1,105,818	1,105,818
Accounts receivable, net of allowance for doubtful accounts of $1,244,852 and $855,832 as of March 31, 2023 and December 31, 2022, respectively	12,565,878	12,185,792
Prepaid expenses and other current assets	2,100,032	2,308,067

Total current assets	16,085,323	15,726,902

Property and equipment, net of accumulated depreciation of $16,116,896 and $15,329,817 as of March 31, 2023 and December 31, 2022, respectively	4,950,858	5,414,830
Right of use assets - operating lease	615,051	734,504
Other assets	227,801	305,451

Total assets	$21,879,033	$22,181,687

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$3,501,082	$3,014,598
Accounts payable - related party	853,092	565,603
Accrued expenses and other liabilities	3,452,804	2,850,547
Right of use liabilities - operating leases short term	688,803	650,945
Deferred revenue	-	128,000
Secured line of credit	9,699,648	10,623,887
Current portion of unsecured notes payable	2,947,790	2,465,445
Current portion of secured notes payable, net	7,913,546	6,990,486
Current portion of convertible note, net	8,679,893	7,327,288
Current liabilities of discontinued operations	185,994	200,994

Total current liabilities	37,922,652	34,817,793

Long term liabilities:
Convertible note payable, net	491,926	-
Notes payable - secured, net of current portion	12,508,420	13,307,309
Right of use liabilities - operating leases, net of current portion	169,361	278,137
Long term liabilities of discontinued operations	289,321	300,586

Total liabilities	51,381,680	48,703,825

Commitments and contingencies

Stockholders' deficit
Preferred stock 1,000,000 shares authorized:
Series A preferred stock - $0.001 par value; 2,000 shares authorized; 0 shares issued	-	-
and outstanding at March 31, 2023 and December 31, 2022, respectively
Series B convertible preferred stock - $0.001 par value; 6,000 shares authorized; 0 shares issued
and outstanding at March 31, 2023 and December 31, 2022, respectively	-	-
Common stock - $0.001 par value; 250,000,000 shares authorized; 48,747,530 and 39,180,297 shares
issued and outstanding at March 31, 2023 and December 31, 2022, respectively	48,748	39,181
Additional paid in capital	15,131,534	18,081,457
Accumulated deficit	(44,682,929)	(44,642,776)

Total stockholders' deficit	(29,502,647)	(26,522,138)

Total liabilities and stockholders' deficit	$21,879,033	$22,181,687

The accompanying notes are an integral part of these unaudited consolidated financial statements

SMG INDUSTRIES INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the three months ended March 31, 2023 and 2022

(Unaudited)

	March 31, 2023	March 31, 2022
REVENUES	$20,869,763	$16,181,053

COST OF REVENUES	18,240,360	14,725,105

GROSS PROFIT	2,629,403	1,455,948

OPERATING EXPENSES:
Selling, general and administrative	3,062,601	2,463,881
Total operating expenses	3,062,601	2,463,881

LOSS FROM OPERATIONS	(433,198)	(1,007,933)

OTHER INCOME (EXPENSE)
Interest expense, net	(2,897,167)	(2,619,037)
Other income	8,634	-
Other expense	(203,474)	(9,048)
Total other income (expense)	(3,092,007)	(2,628,085)

NET LOSS FROM CONTINUING OPERATIONS	(3,525,205)	(3,636,018)

Income (loss) from discontinued operations	(1,835)	4,888
NET LOSS	$(3,527,040)	$(3,631,130)

Net loss per common share
Continuing operations	$(0.08)	$(0.11)
Discontinued operations	$(0.00)	$(0.00)
Net loss attributable to common shareholders	$(0.08)	$(0.11)

Weighted average common shares outstanding
Basic	45,503,728	34,311,688
Diluted	45,503,728	34,311,688

The accompanying notes are an integral part of these unaudited consolidated financial statements

SMG INDUSTRIES INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the three months ended March 31, 2023 and 2022

(Unaudited)

	March 31, 2023	March 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss from continuing operations	$(3,525,205)	$(3,636,018)
Adjustments to reconcile net loss to net
cash used in operating activities:
Share based compensation	30,554	15,605
Depreciation and amortization	787,079	1,357,401
Amortization of deferred financing costs	326,372	1,497,032
Amortization of right of use assets - operating leases	119,453	114,044
Shares issued for debt extension	1,180,618	-
Bad debt expense	402,160	153,801
Changes in:
Accounts receivable	(782,246)	(1,023,905)
Prepaid expenses and other current assets	862,472	1,484,614
Other assets	77,650	(598,625)
Accounts payable	736,483	(1,656,889)
Accounts payable - related party	287,489	46,716
Accrued expenses and other liabilities	602,257	50,256
Right of use operating lease liabilities	(70,918)	29,037
Deferred revenue	(128,000)	-
Net cash provided by (used in) operating activities from continuing operations	906,218	(2,166,931)
Net cash provided by operating activities from discontinued operations	(28,100)	-
Net cash provided by (used in) operating activities	878,118	(2,166,931)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash procceds from disposal of purchase of property and equipment	1,500	-
Cash paid for purchase of property and equipment	(6,189)	(37,022)
Net cash used in investing activities from continuing operations	(4,689)	(37,022)
Net cash used in investing activities from discontinued operations	-	-
Net cash used in investing activities	(4,689)	(37,022)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of deferred financing costs	-	-
Proceeds on secured line of credit, net	(952,667)	180,830
Payments on secured line of credit, net	-	-
Proceeds from notes payable	2,000,000	5,229,098
Payments on notes payable	(2,156,338)	(1,035,443)
Payments on convertible notes payable	-	-
Proceeds from convertible notes payable	421,946	-
Net cash provided by (used in) financing activities from continuing operations	(687,059)	4,374,485
Net cash provided by (used in) financing activities from discontinued operations	-	-
Net cash provided by (used in) financing activities	(687,059)	4,374,485
NET CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	186,370	2,170,532

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	1,233,043	1,116,176

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$1,419,413	$3,286,708

Supplemental disclosures:
Cash paid for income taxes	$-	$-
Cash paid for interest	$2,192,989	$1,144,694

Noncash investing and financing activities
Prepaid expenses financed with note payable	$645,194	$1,353,151
Shares issued for deferred financing costs	$543,136	$397,773
Convertible notes payable issued to settle accounts payable and accrued expenses	$250,000	$-
Note receivable for property and equipment	$9,243	$275,000
Equipment financed with note payable	$327,661	$843,844

The accompanying notes are an integral part of these unaudited consolidated financial statements

SMG Industries, Inc. Non-GAAP Reconciliation of

Adjusted EBITDA Schedule for Q1 2023

For the Quarter Ended March 31, 2023
Net Income (Loss)	$(3,525,205)

Depreciation	787,079
Taxes	7,500
Interest	1,417,895
Amortization expenses	1,479,272
Non cash Stock options expense	30,554
Transaction related expenses	82,478
Contract CFO Consulting Services	23,080
CTO Services	62,499
Other One-time/Non-Cash charges	501,454
Out of Period Costs/Insurance Adjustments	217,004
Total Adjusted EBITDA for the Quarter ended March 31, 2023	$1,083,610